UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

WellCare Health Plans, Inc. (the “Company”) believes that focus on its operational and strategic goals is critical to the Company’s future success. The Compensation Committee of the Board of Directors of the Company approved awards of performance stock units (“PSU awards”) and restricted stock units (“RSU awards”), effective as of September 2, 2014, to certain executive officers, including the named executive officers listed below, on the terms described below, to align rewards with future performance.

	Target Number of PSUs	Number of RSUs
Lisa G. Iglesias	1,532	1,532
Blair W. Todt	2,528	2,528
Lawrence D. Anderson	1,685	1,685

Terms of Performance Stock Unit Awards

The terms of the PSU awards provide that 50% of the shares subject to the award will vest on March 1, 2016 based on the achievement of targeted adjusted earnings per share as will be included in the Company’s 2015 operating plan, and 50% will vest on March 1, 2017 based on the achievement of targeted adjusted earnings per share as will be included in the Company’s 2016 operating plan. In addition to the financial goals, payouts would be subject to achieving quality and compliance standards as determined in the discretion of the Compensation Committee. The terms of these awards are more fully described in the Performance Stock Unit Award Notice and Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the previously adopted Performance Stock Unit Award Agreement and the 2013 Incentive Compensation Plan. A copy of the Performance Stock Unit Award Agreement is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on May 22, 2013. A copy of the 2013 Incentive Compensation Plan is attached as Exhibit A to the Company’s Proxy Statement filed with the Commission on April 10, 2013.

Terms of Restricted Stock Unit Awards

The terms of the RSU awards provide that 50% of the shares subject to the award will vest on September 1, 2015 and 50% will vest September 1, 2016. The terms of these awards are more fully described in the previously adopted Restricted Stock Unit Award Notice and Agreement, Restricted Stock Unit Award Agreement and the 2013 Incentive Compensation Plan. Copies of the Restricted Stock Unit Award Notice and Agreement and Restricted Stock Unit Award Agreement are attached as Exhibits 10.9 and 10.10, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on May 22, 2013.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2014	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan